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                                                                      EXHIBIT 10

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 25 to Registration Statement No. 2-69877 on Form N-1A of our report dated May 3, 2002, appearing in the March 31, 2002 Annual Report of CMA Tax-Exempt Fund and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP

New York, New York
July 29, 2002